UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2012

ARISTA POWER, INC.
(Exact name of registrant as specified in its charter)

New York	000-53510	16-1610794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Mt. Read Boulevard, Rochester, New York	14615
(Address of principal executive offices)	(Zip Code)

(585) 243-4040
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On September 4, 2012, Arista Power, Inc. (the “Company”) entered into a Loan Agreement with TMK-ENT, Inc. (the “Lender”) providing for a $500,000 working capital revolving line of credit for the Company.  Advances under the Loan Agreement, which will be evidenced by a committed revolving credit note (the “Note”), bear interest at 10% per year, payable annually.  The Note matures on September 4, 2013, and all borrowings under the Loan Agreement are due and payable on that date.

As additional consideration for entering the Loan Agreement, the Company issued to the Lender warrants with a 10-year term to purchase an aggregate of 500,000 shares of common stock of the Company at $1.80 per share pursuant to a Warrant Purchase Agreement (the “Warrant Purchase Agreement”). The transactions were exempt from registration under Rule 506 of Regulation D under the Securities Act of 1933, as amended, or the Securities Act.  The warrants were issued in a transaction not involving a public offering.  The Lender is an accredited investor as defined under the Securities Act and Regulation D, was knowledgeable about the Company’s operations and financial condition and had access to such information. The transactions did not involve any form of general solicitation.  The warrants and underlying shares issued are restricted from resale and the warrants were acquired for investment purposes only.

The securities sold in the above-referenced transaction have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The foregoing description of the Loan Agreement, Note, Warrant Purchase Agreement and Form of Warrant, and the transactions completed in connection therewith, do not purport to be complete and are qualified in their entirety by the full text of each agreement.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)           Reference is made to Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

As described above under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, on September 4, 2012, the Company issued warrants to purchase an aggregate of 500,000 shares of common stock of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARISTA POWER, INC.

By:	/s/ William A. Schmitz
Name: William A. Schmitz
Title: Chief Executive Officer

Dated: September 10, 2012